UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 13, 2026

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 8.01. OTHER EVENTS.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	4

SIGNATURES	5

EXHIBIT 1.1

EXHIBIT 4.1

EXHIBIT 4.2

EXHIBIT 4.3

EXHIBIT 4.4

EXHIBIT 4.5

EXHIBIT 4.6

EXHIBIT 4.7

EXHIBIT 4.8

EXHIBIT 4.9

EXHIBIT 4.10

EXHIBIT 4.11

EXHIBIT 4.12

EXHIBIT 5.1

EXHIBIT 23.1

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ITEM 8.01.	OTHER EVENTS.

On March 13, 2026, Amazon.com, Inc. (the “Company”) closed the sale of $1,750,000,000 aggregate principal amount of its floating rate notes due 2028 (the “2028 Floating Rate Notes”), $1,000,000,000 aggregate principal amount of its floating rate notes due 2029 (the “2029 Floating Rate Notes”), $2,250,000,000 aggregate principal amount of its 3.850% notes due 2028 (the “2028 Notes”), $3,000,000,000 aggregate principal amount of its 4.000% notes due 2029 (the “2029 Notes”), $5,000,000,000 aggregate principal amount of its 4.250% notes due 2031 (the “2031 Notes”), $4,000,000,000 aggregate principal amount of its 4.550% notes due 2033 (the “2033 Notes”), $6,000,000,000 aggregate principal amount of its 4.875% notes due 2036 (the “2036 Notes”), $2,500,000,000 aggregate principal amount of its 5.650% notes due 2046 (the “2046 Notes”), $5,500,000,000 aggregate principal amount of its 5.800% notes due 2056 (the “2056 Notes”), $3,000,000,000 aggregate principal amount of its 5.950% notes due 2066 (the “2066 Notes”), and $3,000,000,000 aggregate principal amount of its 6.050% notes due 2076 (the “2076 Notes” and, together with the 2028 Floating Rate Notes, 2029 Floating Rate Notes, 2028 Notes, 2029 Notes, 2031 Notes, 2033 Notes, 2036 Notes, 2046 Notes, 2056 Notes, and 2066 Notes, the “Notes”) pursuant to an Underwriting Agreement dated March 10, 2026 (the “Underwriting Agreement”) among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, and HSBC Securities (USA) Inc., as managers of the several underwriters named in Schedule II therein. The sale of the Notes was registered under the Company’s registration statement on Form S-3 filed on February 6, 2026 (File No. 333-293246).

The aggregate public offering price of the Notes was $36.898 billion and the estimated net proceeds from the offering were approximately $36.813 billion, after deducting underwriting discounts from the public offering price and before deducting offering expenses payable by us. The Notes were issued pursuant to an Indenture dated as of November 29, 2012 between the Company and Wells Fargo Bank, National Association, as trustee (the “Prior Trustee”), as amended and supplemented by Supplemental Indenture No. 1, dated as of April 13, 2022, among the Company, the Prior Trustee, and Computershare Trust Company, National Association, as successor trustee, together with the officers’ certificate dated as of March 13, 2026 issued pursuant thereto establishing the terms of each series of the Notes (the “Officers’ Certificate”).

The foregoing descriptions of the Underwriting Agreement and the Officers’ Certificate are qualified in their entirety by the terms of such documents, which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 2028 Floating Rate Note, form of 2029 Floating Rate Note, form of 2028 Note, form of 2029 Note, form of 2031 Note, form of 2033 Note, form of 2036 Note, form of 2046 Note, form of 2056 Note, form of 2066 Note, and form of 2076 Note, which are filed hereto as Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 4.7, Exhibit 4.8, Exhibit 4.9, Exhibit 4.10, Exhibit 4.11, and Exhibit 4.12, respectively, and incorporated herein by reference.

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ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of March 10, 2026, among Amazon.com, Inc. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, and HSBC Securities (USA) Inc., as managers of the several underwriters named in Schedule II therein.

4.1	Officers’ Certificate of Amazon.com, Inc., dated as of March 13, 2026.

4.2	Form of Floating Rate Note due 2028 (included in Exhibit 4.1).

4.3	Form of Floating Rate Note due 2029 (included in Exhibit 4.1).

4.4	Form of 3.850% Note due 2028 (included in Exhibit 4.1).

4.5	Form of 4.000% Note due 2029 (included in Exhibit 4.1).

4.6	Form of 4.250% Note due 2031 (included in Exhibit 4.1).

4.7	Form of 4.550% Note due 2033 (included in Exhibit 4.1).

4.8	Form of 4.875% Note due 2036 (included in Exhibit 4.1).

4.9	Form of 5.650% Note due 2046 (included in Exhibit 4.1).

4.10	Form of 5.800% Note due 2056 (included in Exhibit 4.1).

4.11	Form of 5.950% Note due 2066 (included in Exhibit 4.1).

4.12	Form of 6.050% Note due 2076 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

	By:	/s/ Antonio Masone
Antonio Masone
Vice President and Treasurer
Dated: March 13, 2026

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